                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                VitriSeal, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON MARCH 18, 2000


                              VITRISEAL, INC.


    You are cordially invited to attend the Annual Meeting of Stockholders of VITRISEAL, INC. (the "Company"), which will be held Saturday, March 18, 2000, at the Flamingo Hilton Hotel, 3555 Las Vegas Boulevard, South Las Vegas, Nevada 89109-8919,telephone number (702) 733-3111, at 6:00 p.m. local time, or any adjournment thereof for the following purposes:

    1.  To elect Company directors for the upcoming year.

    2.  To approve the change of name of the Company to "Liquiteck
        Enterprises, Inc." upon the closing of the reorganization agreements with Thermoflow Corporation, a Nevada corporation, and Liquitek, Inc., a Nevada corporation, and to approve the change of name of Dancor, Inc., the Company's wholly-owned subsidiary to "VitriSeal, Inc."

    3. To consider and ratify the appointment of Squar, Milner, Reehl & Williamson, LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on February 16, 2000 will be entitled to vote at the Annual Meeting or adjournment thereof.


                                       By Order of the Board of Directors



                                       Culley W. Davis
                                       Chairman of the Board


February 25, 2000


                                  IMPORTANT

PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH
TO DO SO EVEN THOUGH YOU HAVE RETURNED YOUR PROXY.

                                 VITRISEAL, INC.
                         12226 South 1000 East, Suite 10
                               Draper, Utah 84020

                                  [PRELIMINARY]
                                 PROXY STATEMENT

                                February 25, 2000

                             SOLICITATION OF PROXIES

DATE, TIME, AND PLACE

         This Proxy Statement and the accompanying proxy/voting instruction card ("Proxy Card") are being mailed beginning on or about the date shown above, to holders of common shares (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of VITRISEAL, INC., a Nevada corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting"), to be held on March 18, 2000 at the Flamingo Hilton Hotel, 3555 Las Vegas Boulevard, South Las Vegas, Nevada 89109-8919, telephone number (702) 733-3111, at 6:00 p.m. local time, or any adjournment thereof.

QUORUM AND VOTING

         Proxies are solicited to give all Stockholders of record at the close of business on February 16, 2000 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. This procedure is necessary because Stockholders live in various states and many may not be able to attend the Meeting. Shares of Common Stock (the "Shares") can be voted only if the Stockholder is present in person or is represented by proxy. The presence, in person or by proxy, of the holders of a majority of the total outstanding voting Shares is necessary to constitute a quorum at the Meeting.

         When your Proxy Card is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Card. If your Proxy Card is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Card and broker non-votes are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

         As of the Record Date, there were 20,839,190 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting unless any shareholder notifies the Company prior to the voting on the election of Directors that he or she desires to cumulate votes, in which case the election of Directors will be by cumulative voting.

SOLICITATION AND COST

         The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including the costs of preparing, printing, and mailing to the Stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the Directors, Officers, and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication.

REVOCABILITY OF PROXY

         If you wish to give your proxy to someone other than the persons designated by the Board of Directors, all names appearing on the enclosed Proxy Card must be crossed out and the name of another person or persons must be inserted. The signed Proxy Card must be presented at the Meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the Meeting by executing a later-dated proxy, by voting by ballot at the Meeting, or by filing a written revocation of your proxy with the Company before the Meeting.

         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         As a matter of policy, proxies, ballots, and voting tabulations that identify individual Stockholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing Proxy Cards and tabulating the vote. The vote of any Stockholder is not disclosed except as may be necessary to meet legal requirements.

DOCUMENTS INCORPORATED BY REFERENCE

         The Company specifically incorporates the Financial Statements for the year ended December 31, 1999, filed as part of the 1999 Annual Report on Form 10-KSB in response to Item 13 of the Form 10-KSB. The Annual Report and attached Financial Statements should have been enclosed in the mailing containing this Proxy Statement. If you did not receive a copy of the Annual Report and attached Financial Statement, please contact the Company and request that the information be sent to you. A copy of the 1999 Annual Report may be obtained from the Company without cost to the requesting Stockholder by contacting the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

         As of the Record Date for the Annual Meeting of Stockholders, the number of issued and outstanding shares of Common Stock totaled 20,839,190.

PRINCIPAL STOCKHOLDERS

         The following table sets forth information concerning the beneficial ownership of the Company's Shares as of February 16, 2000 for (i) each current Director and each nominee for Director (ii) each named executive officer of the Company as defined in 402(a)(2) of Regulation S-B of the Securities Act of 1933, (iii) all persons known by the Company to beneficially own more than 5% of the Company's voting Shares, and (iv) all officers and Directors of the Company as a group.

                                                                                                        PERCENTAGE
                                                                                AMOUNT AND NATURE           OF
NAME                                       TITLE                                OF OWNERSHIP(1)(2)        CLASS(3)
---------------------------------------    --------------------------------     ------------------      ----------
Culley W. Davis                            Chief Executive Officer,                   300,000  (4)         1.4%
12226 South 1000 East, Suite 10            Chairman of the Board,
Draper, UT  84020                          Directors, and Director Nominee


                                                                                                        PERCENTAGE
                                                                                AMOUNT AND NATURE           OF
NAME                                       TITLE                                OF OWNERSHIP(1)(2)        CLASS(3)
---------------------------------------    --------------------------------     ------------------      ----------
Family Legacy, Ltd.                        Beneficial Owner                         2,409,442  (5)         11.6%
1878 Foxboro Lane
Draper, UT  84020

Daniel L. Corbin                           President and Director                   1,623,825  (6)         7.7%
1101 Dove Street, Suite 235
Newport Beach, CA  92660

John W. Nagel                              Chief Financial Officer and                 50,000  (7)           *
12226 South 1000 East, Suite 10            Director
Draper, UT  84020

Dennis A. Repp                             Director                                   321,000              1.5%
1101 Dove Street, Suite 235
Newport Beach, CA  92660

Bruce H. Haglund                           Secretary, Director, and                   248,336  (8)         1.2%
2 Park Plaza, Suite 450                    Director Nominee
Irvine, CA  92614

Alois F. Sferrazza                         Director Nominee                               -0-                --
830 Corridor Boulevard, #400
Knoxville, TN 37932

David Datillo                              Director Nominee                               -0-                --
2449 Tall Oaks Drive
Elgin, IL  60123

Robert C. Gay                              Director Nominee                               -0-                --
Two Copley Place
Boston, MA  02116

All Directors and Executive Officers as a Group                                     2,543,161  (9)         11.8%

------------------------
*    Less than one percent.

(1) Unless otherwise noted, the Company believes that all Shares are beneficially owned and that all persons named in the table or family members have sole voting and investment power with respect to all Shares owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options.

(3) Assumes 20,839,190 Shares outstanding plus, for each individual, any securities that such individual has the right to acquire upon exercise of presently exercisable stock options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(4) Includes options to purchase 300,000 shares at an exercise price of $1.75. See "Certain Relationships and Related Transactions."

(5) Family Legacy, Ltd. is a Utah limited partnership, the General Manager of which is Eagle Gate, LC for which Culley W. Davis serves as the Operating Manager.

(6) Includes options to purchase 300,000 shares at an exercise price of $1.75. See "Certain Relationships and Related Transactions."

(7) Includes shares held in trust by the John W. Nagel Trust and options to purchase 25,000 shares at an exercise price of $1.75. See "Certain Relationships and Related Transactions."

(8) Includes options to purchase 50,000 shares at an exercise price of $1.75. See "Certain Relationships and Related Transactions."

(9) Includes options to purchase 675,000 shares at an exercise price of $1.75. See "Certain Relationships and Related Transactions."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     TRANSACTIONS DURING 1999

         Prior to March 18, 1999, Culley W. Davis made working capital advances to the Company equal to $2,919,710. This liability was settled with the issuance of 1,764,583 shares of the Company's Common Stock to Mr. Davis at the average price of $1.65 per share.

     REORGANIZATION

         On March 18, 1999, the Company entered into an Agreement and Plan of Reorganization (the "Reorganization") which resulted in the acquisition by the Company of no less than 80% of the issued and outstanding shares of restricted Common Stock of Dancor, Inc. ("Dancor"), a Delaware corporation. The Reorganization qualified as a tax-free reorganization under Section 368
(a) (1) (B) of the 1986 Internal Revenue Code. Under the terms of the Reorganization, the former stockholders of Dancor received three shares of the Company for each one share of Dancor and in the aggregate acquired approximately 95% of the issued and outstanding Common Stock of the Company. Dancor was previously a privately held company with no public market for its stock. As of February 16, 2000, the former stockholders of Dancor owned about 95% of the 20,839,190 post-Reorganization shares of the Company's issued and outstanding Common Stock. Such shares are currently restricted under Federal law; however, those shares may be sold under the provisions of Rule 144 under the Securities Act of 1933 after March 18, 2000.

     OTHER TRANSACTIONS IN 1999

         In December 1999, the Company entered into a letter of intent (the "LOI") with Thermoflow Corporation, a Nevada corporation ("Thermoflow"), and Liquitek, Inc., a Nevada corporation ("Liquitek"), relating to a plan of reorganization with such companies. The LOI provides that upon approval of 80% of the shareholders of Thermoflow the Company will issue to them a total of 10,060,000 shares of the Company in exchange for all of their Thermoflow shares. The LOI also provides that upon approval of 90% of the shareholders of Liquitek the Company will issue to them a total of 6,000,000 shares of the Company in exchange for all of their Liquitek shares. Alois F. Sferrazza and David Datillo, Director nominees, will receive 3,000,000 and 20,000 of the Company's shares, respectively, in exchange for his Liquitek shares upon the closing of the reorganization agreement with Liquitek.

         In connection with the reorganization agreements with Thermoflow and Liquitek, the Company agreed to grant 275,000 options to Culley W. Davis and 250,000 options to an affiliate of Bruce H. Haglund. The options vest upon the closing of the reorganization agreements with Thermoflow and Liquitek and are exercisable at $2.00 per share.

     OTHER TRANSACTIONS

         In February 1997, the board of directors of the Company approved the assignment of a continuing royalty equal to 2% of revenues derived by the Company from the VitriSeal process to Dennis A. Repp for all customers entering into contracts with the Company during the time Mr. Repp remains involved with the Company.

         In February 1997, the of the Company approved the assignment of a continuing royalty equal to 2% of revenues derived by the Company from the VitriSeal process to Daniel Corbin for all customers entering into contracts with the Company during the time Mr. Corbin remains involved with the Company.

     CERTAIN RELATIONSHIPS

         John W. Nagel, the Company's Chief Financial Officer and a Director, is the brother-in-law of the Company's legal counsel, Bruce H. Haglund. Mr. Haglund is also the Company's Secretary, a Director and Director nominee, and is a stockholder.

         Gibson, Haglund & Paulsen, the Company's attorneys, were paid approximately $95,892 in legal fees during 1999. Bruce H. Haglund, the Company's Secretary, a Director and Director nominee, and a stockholder, is a member of the law firm.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act requires the Company's officers, Directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filing requirements applicable to its Officers, Directors, and greater than 10% beneficial owners were complied with.

BOARD OF DIRECTORS

         The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, in accordance with corporate governance principles, the Board is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     The Board held four meetings during 1999. All Directors attended more than 75% of the Meetings held.

COMMITTEES OF THE BOARD

         Following the Meeting, the Board of Directors will convene the Annual Board of Directors meeting and will establish a Finance Committee, an Audit Committee, and a Compensation Committee, each of which is briefly described below.

         The Finance Committee will be established to oversee Company expenditures and approve contracts entered into by the Company. The Committee must, by majority vote, approve all contracts and negotiated debt obligations on behalf of the Company whereby the obligation of the Company will exceed $100,000. The nominees for the Finance Committee include Culley W. Davis, Robert C. Gay, and Bruce H. Haglund.

         The Audit Committee will be established to meet with management to consider the adequacy of the internal controls and the objectivity of financial reporting; the committee meets with the independent auditors and with appropriate Company financial personnel about these matters. The Audit Committee will recommend to the Board of Directors the appointment of the independent auditors, subject to ratification by the Stockholders at each Annual Meeting. Both the internal auditors and the independent auditors will meet periodically alone with the committee and always have unrestricted access to the committee. The nominees for the Audit Committee are Robert C. Gay, David Datillo, and Bruce H. Haglund, with John W. Nagel, serving as an ex officio member of the Audit Committee.

         The Compensation Committee will be established to negotiate employment contracts, make recommendations to the Board of Directors for compensation for officers, Directors, and employees, and administers management incentive compensation plans, including stock option plans. The Compensation Committee nominees are Culley W. Davis, Robert C. Gay, and Bruce
H. Haglund.

         Following the election of Directors at the Meeting, the Committees will be formally constituted.

COMPENSATION OF DIRECTORS

         The Company's policy is not to pay cash compensation to directors who are employees or consultants of the Company for their services as directors, but reimburses reasonable out-of-pocket expenses of directors for attendance at meetings. Currently the Company pays approximately $64,800.00 to Dennis A. Repp as a director's fee for serving on the board. In the future, based on recommendations from the Compensation Committee, the Company will likely pay a fee to outside Board members and grant stock options to all Directors as an incentive for their continued service on the Board.

LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

         The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Nevada law. Such limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws permit such indemnification.

         At present, there is no pending litigation or proceeding involving any director, officer, employee, or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

                           PRICE RANGE OF COMMON STOCK

         The following table sets forth, for the period from February 1999 through February 16, 2000, the high and low bid quotations each quarter for the Common Stock during the most recent fiscal year as reported by the OTC Bulletin Board. The Company's stock was not actively traded during the two years before March 1999. The prices represent quotations between dealers, without adjustment for retail markup, mark down or commission, and do not necessarily represent actual transactions.

COMMON STOCK PRICE ACTUAL AND ADJUSTED

                                               HIGH               LOW
                                               ----               ---
                       2000
                  1st Quarter                  6.000            1.8750

                       1999
                  1st Quarter                 3.7500            1.8750
                  2nd Quarter                 2.8750            1.7500
                  3rd Quarter                 1.9375            0.8750
                  4th Quarter                 2.3750            0.7500


         The Company has not paid any cash dividends on its Common Stock since its incorporation and anticipates that, for the foreseeable future, earnings, if any, will continue to be retained for use in its business. As of February 16, 2000, the approximate number of record holders of the Company's Common Stock was 463.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         The Bylaws of the Company provide for the Directors to number at least three and no more than seven. Five members of the Board of Directors are to be elected at the Meeting. The nominees selected by the Board of Directors are listed on the following pages.

         Shareholder shall not be entitled to cumulate votes (I.E., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) at the Meeting unless the candidate's names have been placed in nomination prior to commencement of the voting and a shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The five candidates receiving the highest number of votes shall be elected.

         Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

         The Board of Directors intends to vote proxies equally for the nominees unless otherwise instructed on the Proxy Card. If you do not wish your Shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the Proxy Card.

         If at the time of the Meeting one or more of the nominees have become unavailable to serve, Shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors.

         Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of February 25, 2000.

NOMINEES FOR ELECTION AS DIRECTORS

         The names, ages, and positions of the nominees for election as Directors are as follows:

         NAME                        AGE         POSITION WITH THE COMPANY                 FIRST ELECTED
         ----                        ---         -------------------------                 -------------
         Culley W. Davis             44          CEO, Chairman, Director                       1999
         Bruce H. Haglund            48          Secretary, Director                           1999
         Robert C. Gay               48          Director Nominee                               --
         Alois F. Sferrazza          46          Director Nominee                               --
         David Datillo               59          Director Nominee                               --


     CULLEY W. DAVIS, CHIEF EXECUTIVE OFFICER, CHAIRMAN OF THE BOARD, DIRECTOR

         Mr. Davis was a founder of Dancor and since its inception in 1992 has held various positions including Chief Executive Officer, Chairman of the Board, and Director. Mr. Davis currently holds the positions of Chief Executive Officer and Chairman of the Board of the Company. Since 1992, Mr. Davis has also served as Chief Executive Officer and Chairman of the Board of HydroMaid International, Inc., the developer of a patented water-powered garbage disposal whose stock is traded on the OTC bulletin board. From 1989 until 1992, Mr. Davis was President and Chief Executive Officer of Lubrication Research, Inc., a company engaged in the development and marketing of technology used in the automobile industry. During the period of 1984 until 1990, Mr. Davis founded and served as President of Vencor International, Inc., a developer of form-fitted, reusable, cloth diapers for medical and non-medical applications. From 1979 until 1984 Mr. Davis founded and operated Capital Diamond Corporation, a diamond and jewelry wholesaling company.

         In May 1996, Mr. Davis entered into a stipulation for judgment and permanent injunction (the "Injunction") with the Department of Finance of the State of Idaho (the "State") in connection with a complaint (the "Complaint") filed by the State alleging that Mr. Davis violated provisions of the Idaho Securities Act. In accordance with the Injunction, Mr. Davis paid a $50,000 fine to the state and was permanently enjoined from violating the Idaho Securities Act, from offering or selling unregistered securities in Idaho, and from transacting securities business in Idaho without applicable securities licenses.

     BRUCE H. HAGLUND, SECRETARY, DIRECTOR

         Bruce H. Haglund served as a Director and Secretary of Dancor from September 1998 until the Reorganization and currently serves in the same positions with the Company. Mr. Haglund is a principal in the law firm of Gibson, Haglund & Paulsen in Orange County, California where he has been engaged in the private practice of law since 1980. He is member of the Board of Directors and the Secretary of Metalclad Corporation, a public company whose stock is traded on the Nasdaq Small Cap Market. Mr. Haglund is also the Secretary and a member of the Board of Directors of Aviation Distributors, Inc., HydroMaid International, Inc., and Renaissance Golf Products, Inc., public companies whose stocks are traded on the OTC Bulletin Board. He is a graduate of the University of Utah College of Law.

     ROBERT C. GAY, DIRECTOR NOMINEE

         Robert C. Gay has been a Managing Director of Bain Capital since 1993 and has been a General Partner of Bain Venture Capital since 1989. From 1988 to 1989, Mr. Gay was a Principal of Bain Venture Capital. Prior to joining Bain Capital, Mr. Gay was an Executive Vice President of General Electric Capital Markets Group. He was also a Vice President and Principal of Kidder Peabody's Merchant Banking Group. Previously, Mr. Gay was a manager at McKinsey & Company. In addition, he taught economics at Harvard University. Mr. Gay is Vice Chairman of the Board of Directors of IHF Capital, Inc., parent of ICON Health & Fitness Inc. Mr. Gay also serves as a director of Cambridge Industries, Inc., Nutraceutical Corporation, American Pad & Paper Company, GS Technologies Corporation, and Alliance Laundry Holdings LLC. Mr. Gay received a Ph.D. in Business Economics form Harvard University and graduated Phi Beta Kappa with an A.B. from the University of Utah.

     ALOIS F. SFERRAZZA, DIRECTOR NOMINEE

         Alois F. Sferrazza has been the Chief Executive Officer and a Director of Liquitek since its organization in May 1999. During the seven years prior to his involvement with Liquitek, Mr. Sferrazza was employed by EET Corporation where he served as President, Chief Executive Officer, and Chairman of EET Corporation. During his watch at EET, the company was ranked as one of the country's fastest growing companies on the Inc. 500 listing and the fastest growing environmental, health and safety company on the Technology Fast 500 listing. Mr. Sferrazza has over 20 years of management and technical experience in the environmental and design and manufacturing areas. He holds B.S. in Mechanical Engineering/Materials Science from the University of California, Berkeley and an M.B.A. in Finance from University of Colorado, Boulder.

     DAVID DATILLO, DIRECTOR NOMINEE

         David Datillo has been an independent consultant since June 1998, following his retirement as Senior Vice President, Sales and Services, of Safety-Kleen Corporation, which he co-founded in 1968. Safety Kleen grew from startup to over $1 billion in sales. Prior to his involvement with Safety-Kleen, he was employed by Standard Oil Company. Mr. Datillo received a B.S. degree from Miami University (Oxford, Ohio) and did graduate studies in engineering while serving in the U.S. Navy.

         Management intends to vote for the directors as nominated.

EXECUTIVE OFFICERS

         The names, ages, and positions of the Company's executive officers who are not also nominees for Directors are as follows:

     DANIEL CORBIN,  PRESIDENT AND CURRENT DIRECTOR

          Mr. Corbin became President and a director of the Company at the time of the acquisition, and has been the President and a Director of Dancor since its formation in April 1992. He was the founder, and from 1980 until 1984, the President of Snuggles Corporation, a California-based private company. He patented and developed the world's first form fitted reusable cloth infant/adult diaper with Velcro . In 1984, he merged Snuggles with Vencor International, Inc. and was one of the key individuals responsible for taking the company public on the OTC market in 1987. More recently, Mr. Corbin acquired a controlling interest in "Fins and Flippers," a privately-held California retail sales corporation. Mr. Corbin has also had extensive experience in organization and management development as the Marketing Director for Press Steel Corporation, and from 1979 to 1980, as Vice President of Sales for American Data Industries. For the last four years, Mr. Corbin has analyzed and evaluated the sales and business opportunities in the worldwide coatings industry and initiated the acquisition of the VitriSeal technology for the Company.

         Mr. Corbin will continue to serve as the President and a member of the Board of Directors of Dancor, Inc., a subsidiary of the Company.

     DENNIS A. REPP , CURRENT DIRECTOR

         Mr. Repp became a director of the Company at the time of the acquisition and has been a Director of Dancor since May 1996. He has been a business consultant and private investor since 1980. Through the years, he has also founded several companies, primarily in the computer and electronics field, and provided continuing service to these companies through board membership. Prior to 1980, Mr. Repp served as the President of Union Bank's venture capital subsidiary. He has also previously managed the venture capital investments for Allstate Insurance Company. Mr. Repp holds an M.S. degree in economics and an M.B.A. degree in finance.

         Mr. Repp will continue to serve as a member of the Board of Directors of Dancor, Inc., a subsidiary of the Company.

     JOHN W. NAGEL, CHIEF FINANCIAL OFFICER, CURRENT DIRECTOR

         Mr. Nagel joined Dancor, Inc. as Chief Financial Officer and a member of the Board of Directors in September 1998 and served until the Reorganization and currently serves in the same positions with the Company. From 1988 to August 1998, Mr. Nagel served as Director of Finance for WVUE Television of New Orleans, Louisiana. During the period of 1983 to 1988, he was operator and part owner of several franchised ice cream parlors. From 1980 to 1983, Mr. Nagel held positions in administration and management for The Nautilus Group, Inc., a privately held venture capital firm. From 1968 to 1980, Mr. Nagel worked for Arthur Anderson & Co. in numerous capacities relating to consulting for the design and implementation of computer-based management information systems. He served as an officer in the U.S. Navy Supply Corps from 1962 to 1966. Mr. Nagel has an M.B.A. degree from Harvard University and a B.S. degree in accounting from Ohio State University.

         Mr. Nagel will continue to serve as the Company's Chief Financial Officer and as a member of the Board of Directors of Dancor, Inc., a subsidiary of the Company.

                             APPROVAL OF NAME CHANGE
                      1999 STOCK OPTION AND INCENTIVE PLAN
                           (ITEM 2 ON THE PROXY CARD)

         In January 2000, the Board of Directors of the Company approved the amendment of the Articles of Incorporation to change the name of the Company to "Liquitek Enterprises, Inc." upon the closing of the reorganization agreements with Thermoflow and Liquitek. The Board also approved changing the name of Dancor, Inc., the Company's wholly-owned subsidiary conducting the coating business, to "VitriSeal, Inc."

VOTE REQUIRED

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to approve the name change to "Liquitek Enterprises, Inc.," contingent upon the closing of the reorganization agreements with Thermoflow and Liquitek.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE NAME CHANGE TO "LIQUITEK ENTERPRISES, INC.," CONTINGENT UPON THE CLOSING OF THE REORGANIZATION AGREEMENTS WITH THERMOFLOW AND LIQUITEK.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 3 ON PROXY CARD)

         The Board of Directors has selected Squar, Milner, Reehl & Williamson LLP as independent public accountants for the Company for the fiscal year ending December 31, 2000, subject to the approval of the Stockholders. To the knowledge of the Company, at no time has Squar, Milner, Reehl & Williamson, LLP had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. A representative of Squar, Milner, Reehl & Williamson, LLP will be available at the Meeting to make a statement if the representative so desires and to respond to appropriate questions.

         In conjunction with a merger and reorganization of Dancor, Inc. and the Company, the Company changed auditors in April 1999. The Company's former accountants Jones, Jensen & Co. were dismissed effective May 3, 1999, and Squar, Milner, Reehl & Williamson, LLP, was appointed as the Company's principal accountants. There were no disagreements with the former accountant and are no disagreements with the current Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Ratification of the appointment of auditors requires a majority of the votes cast thereon. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board or Directors upon recommendation of the Audit Committee.

VOTE REQUIRED

         The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to ratify the auditors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AUDITORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                        REPORT ON EXECUTIVE COMPENSATION

         The Company's compensation programs are designed to link executives' compensation to the performance of the Company. The annual salary paid to executives over the past three years reflect fixed amounts that are deemed competitive for executives with comparable ability and experience in the industry. Additionally, because of cash flow issues for the Company, executives have not received increases in salary for three years, and in some instances, executives have taken a salary cut.

COMPENSATION OF OFFICERS

         The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated. Management of the Company was completely replaced in conjunction with the Reorganization between the Company and Dancor, Inc.

     SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION
         -------------------------------------------------------------------------------------------------------
                                                                                                 OTHER ANNUAL
                                                                    SALARY          BONUS        COMPENSATION
         NAME AND PRINCIPAL POSITION                  YEAR            ($)            ($)             ($)
         ---------------------------------------    ---------    --------------    --------    -----------------
         Culley W. Davis                              1999           60,000          --               -0-
         Chairman and                                 1998           95,000          --               -0-
         Chief Executive Officer                      1997              -0-          --               -0-
         Daniel L. Corbin                             1999          120,000          --               -0-
         President                                    1998           88,000          --               -0-
                                                      1997           18,750          --               -0-


------------------------
(1) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment. The value of such benefits cannot be precisely determined; however, the executive Officers named above did not receive other compensation in excess of the lesser of $50,000 or 10% of such Officers' cash compensation.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholders proposals intended for inclusion in next years proxy statement should be sent via certified mail-return receipt requested to Bruce H. Haglund, Secretary, 12226 South 1000 East, Suite 11, Draper, Utah 84020, and must be received by January 15, 2001.

                         MISCELLANEOUS AND OTHER MATTERS

         Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

DOCUMENTS INCORPORATED BY REFERENCE

         The Company specifically incorporates the Financial Statements for the year ended December 31, 1999, filed as part of the 1999 Annual Report on Form 10-KSB in response to Item 13 of the Form 10-KSB. The Annual Report and attached Financial Statements should have been enclosed in the mailing containing this Proxy Statement. If you did not receive a copy of the Annual Report and attached Financial Statement, please contact the Company and request that the information be sent to you. A copy of the 1999 Annual Report may be obtained from the Company without cost to the requesting stockholder by contacting the Company.

         A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, IS BEING MAILED TO EACH STOCKHOLDER TOGETHER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO: VITRISEAL, INC., 12226 SOUTH 1000 EAST, SUITE 10, DRAPER, UTAH 84020. COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT, SPECIFICALLY LISTED IN THE ANNUAL REPORT, MAY BE OBTAINED BY STOCKHOLDERS WITH A CHARGE EQUAL TO THE COMPANY'S COST TO COPY AND SEND ANY REQUESTED EXHIBIT.

                               [SIDE ONE OF CARD]



                                 VITRISEAL, INC.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 18, 2000

         The undersigned hereby constitutes and appoints Culley W. Davis and Bruce H. Haglund, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock, par value $.001, of VITRISEAL, INC. (the "Company"), standing in the name of the undersigned at the close of business on February 16, 2000, at the Annual Meeting of Stockholders to be held March 18, 2000, and at any and all adjournments and postponements thereof, to vote:

1.       Election of Directors:

                                 _____  FOR all nominees listed below
                                        (Except as marked to the contrary below)

                                 _____  WITHHOLD AUTHORITY

         CULLY W. DAVIS       ROBERT C. GAY       ALOIS F. SFERRASSA
                    DAVID DATILLO       BRUCE H. HAGLUND


2. To approve the change of name of the Company to "Liquiteck Enterprises, Inc." upon the closing of the reorganization agreements with Thermoflow Corporation, a Nevada corporation, and Liquitek, Inc., a Nevada corporation, and to approve the change of name of Dancor, Inc., the Company's wholly-owned subsidiary to "VitriSeal, Inc."

            _____  FOR           _____  AGAINST           _____  ABSTAIN

3. To consider and ratify the appointment of SQUAR, MILNER, REEHL & WILLIAMSON, LLP as independent auditors of the Company for the fiscal year ending December 31, 2000:

            _____  FOR           _____  AGAINST           _____  ABSTAIN

4. In their discretion, the Board of Directors is authorized to vote this Proxy upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                               [SIDE TWO OF CARD]


         The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are made, this Proxy will be voted FOR the election of all of the director nominees named above and FOR approval of Proposals 2, 3, and 4 if necessary.

                                       DATED:                         , 2000
                                             -------------------------

                                             -------------------------------
                                             (Signature)


                                             -------------------------------
                                             (Signature, if held jointly)


IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, trustees, should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                  Please mark, sign, date and return promptly.

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                    THE BOARD OF DIRECTORS OF VITRISEAL, INC.